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                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT


          FIRST AMENDMENT (this "Amendment"), dated as of March 11, 1997, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Section 2.2 of the Credit Agreement is hereby amended by (i) re-lettering clause (ii)(D) as clause (ii)(E), (ii) inserting the following new clause (ii)(D) in lieu thereof:

          "(D) the Borrower's exposure (as determined by the Agent) under any Interest Rate Agreements entered into in connection with
                    Section 7.15(b), and minus";

and (iii) deleting the reference to "clause (ii)(A), (B) and (C)" in the sentence following clause (ii)(D) and inserting "clause (ii)(A), (B), (C) and
(D)" in lieu thereof.

          2. Section 2.6 of the Credit Agreement is hereby amended by (i) deleting the "and," appearing after the phrase "to the ratable payment of interest due on the Revolving Loans" in subsection (d) and (ii) inserting the following new phrase immediately before the period appearing at the end of the first sentence in subsection (d):

                  "; and, sixth, to the ratable payment of any then due and owing Obligations arising under any Interest Rate Agreement entered into by the Borrower in connection with Section 7.15"



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          3. Section 7.15 of the Credit Agreement is hereby amended by (i)
inserting "(a)" immediately following the section heading and (ii) inserting the following new subsection (b):

                    "(b)      From time to time the Borrower may enter into
          other Interest Rate Agreements with respect to Indebtedness in a manner satisfactory to the Agent, provided that the outstanding exposure in connection therewith shall not exceed $7,500,000."

          4. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined in Section 8 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, in each case both before and after giving effect to this Amendment.

          5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

          7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          8. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

          9. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.



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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                      ANCHOR GLASS CONTAINER
                                      CORPORATION



                                     By /s/ David Jack
                                        -----------------------------
                                     Name: David Jack
                                     Title: Treasurer



                                     BT COMMERCIAL CORPORATION,
                                      Individually, as Agent and as
                                      Co-Syndication Agent



                                     By /s/ Rita Dagdelen-Keskinyan
                                        -----------------------------
                                     Name: Rita Dagdelen-Keskinyan
                                     Title: Senior Vice President



                                     PNC BANK, NATIONAL ASSOCIATION,
                                      Individually, as Co-Syndication Agent and
                                      Issuing Bank



                                     By /s/ Enrico A. Della Corna
                                        -----------------------------
                                     Name: Enrico A. Della Corna
                                     Title: Vice President



                                     BANKERS TRUST COMPANY,
                                      as Issuing Bank


                                     By /s/ Rita Dagdelen-Keskinyan
                                        -----------------------------
                                     Name:  Rita Dagdelen-Keskinyan
                                     Title: Managing Director